SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   October 8, 2003
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                          BestNet Communications Corp.
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             (Exact Name of Registrant as Specified in its Charter)


         Nevada                         001-15482              86-1006416
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 (State or other jurisdiction   (Commission File Number)  (IRS Employer
      of incorporation)                                   Identification Number)



            5075 Cascade Rd.  SE, Suite A.  Grand Rapids, MI  49546
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (616) 977-9933
                                                   --------------

ITEM 5. OTHER EVENTS.

     BestNet Communications Corp. announces reconvened Annual Shareholder
Meeting

     (a) Exhibits:

     Exhibits       Title

     99 Press release, issued by BestNet Communications Corp. Dated October 8, 2003

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits:

     Exhibits       Title

     None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corp.


                                            By:  /s/  Robert A. Blanchard
                                               --------------------------------
                                                      Robert A. Blanchard
                                                      Chief Executive Officer

                                            By:  /s/  Paul H. Jachim
                                               --------------------------------
                                                       Paul H. Jachim
                                                       Chief Financial Officer




     Date: October 9, 2003